UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2008

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30453	01-0809204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1-8765 Ash St. Vancouver, British Columbia	V6P 6T3
(Address of Principal Executive Offices)	(Zip Code)

(604) 301-9545
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 27, 2008, MIV Therapeutics, Inc. (the “Company”) filed a Certificate of Change Pursuant to Nevada Revised Statutes section 78.209 (the “Certificate”) with the Nevada Secretary of State.  The Certificate provided for a decrease in the authorized capital stock of the Company from 480,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share, to 48,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001.  Pursuant to section 78.209 of the Nevada Revised Statutes (the “NRS”), the Articles of Incorporation of the Company were amended in accordance with the Certificate as of the effective date indicated on the Certificate, June 27, 2008.

A copy of the Certificate is attached hereto as Exhibit 3.1.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 30, 2008, the Company issued a press release announcing the 1-for-10 share consolidation of its issued and outstanding common stock, which became effective on June 30, 2008.  Among other things, the press release indicated that as of June 30, 2008, the Company’s common stock has a new CUSIP number, 55306V 205, and is traded on the OTC Bulletin Board under a new trading symbol, MIVI.

A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Change Pursuant to NRS 78.209, effective June 27, 2008
99.1	Press release dated June 30, 2008, entitled “MIV Announces Effectiveness of 1-for-10 Reverse Stock Split.”

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIV THERAPEUTICS, INC.
Registrant

Dated: July 3, 2008	By:	/s/ Patrick McGowan
Patrick McGowan
Chief Financial Officer

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